Lam Research and Novellus Systems
All Hands Meeting
December 15-16, 2011
Lam Research Confidential
Filed by Lam Research Corporation
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Novellus Systems, Inc.
Commission File No.:  000-17157
Exhibit 99.7

Lam Research Confidential Slide - 2
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A Transformative Transaction
Lam Research and Novellus Systems have signed an agreement to combine the two companies
– The new company will be called Lam Research. The NASDAQ symbol is:  LRCX
The $3.3 billion, all-stock deal is expected to close in Q2 of CY2012
This is a game-changing move for both companies; together we can bring value to our customers, employees, shareholders that we couldn’t have done independently
This is great news, and we are excited about what this will mean for our companies and our shareholders

Lam Research Confidential Slide - 3
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Compelling Strategic Rationale
Complementary products and technology
Accelerating the pace of innovation
Superior ability to meet customer requirements
Enhanced revenue growth
Significant operational synergies

Lam Research Confidential Slide - 4
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Lam + Novellus = A Powerful Combination
Novellus is a $1.5 billion leader in deposition and surface preparation technologies
Novellus’ strengths complement Lam’s expertise in etch and single-wafer clean
Together we will grow revenue faster by:
– Advancing technical benefits from owning adjacent technologies
– Optimizing collective development of next-generation tools
– Further develop complementary customer relationships
Increased scale enables more comprehensive support tailored to customers’ needs
Combined management strength can grow the company to new heights
Combined company = $4.6 billion in revenue

Lam RESEARCH
Lam RESEARCH
NOVELLUS
NOVELLUS
Lam RESEARCH
NOVELLUS
NOVELLUS

Lam RESEARCH

Lam Research Confidential Slide - 5
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Spares &
Services
Etch Surface
Preparation
Deposition Industrial
Applications
Complementary Product Leadership
Note:  CVD: chemical vapor deposition; Cu ECD:  copper electrochemical deposition; WCVD: tungsten chemical vapor deposition.
Source:  Leadership positions based on Gartner Dataquest and company data specific to 2010 shares; WFE percentages based on Gartner Dataquest and company data.
Leadership
Position in
Emerging
Markets
#1 in Etch
#1 in Cu ECD
#1 in WCVD
#2 in PECVD
Customer -
Recognized
for Supplier
Leadership
#2 in Dry Strip
#2 in Clean
12% - 14%
of WFE
5% - 6%
of WFE
12% - 14%
of WFE
Expect to serve ~32% of total wafer fab equipment market

Lam Research Confidential Slide - 6
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Enhanced Financial Profile
Enhanced
Revenue Growth
Technical benefits from owning adjacent technologies
Collectively optimize and accelerate development of next-generation tools
Further develop deep and complementary customer relationships
Cost Synergies
Annualized cost savings of ~$100 million by CQ4 2013
– Significant supplier and operating expense synergies
Balance Sheet
Strong balance sheet to pursue strategic plans and enable significant a
$1.6 billion share repurchase
– ~$3.1 billion gross cash; ~$1.7 billion debt
1
EPS Accretion
Accretive within 12 months following transaction close
1
Pro forma as of quarter ended September 2011.  Debt stated at maturity value.
Multiple value creation levers

Lam Research Confidential Slide - 7
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The Right Time – the Right Combination
IC device complexity is growing
– Semiconductor device roadmap facing steep technology and cost challenges
– Increases the importance for customers to partner with strong suppliers
Opportunities for equipment suppliers are growing
– Long-term demand being driven by mobility and cloud computing trends
– Chipmakers require strategic vendors who can address technical hurdles
Right combination for future growth opportunities
– Combined company able to deliver solutions neither could offer independently
– Increased scale enables even more comprehensive support capabilities tailored to customers’ needs
– Technical adjacencies support rapid development of leading-edge process solutions
– Efficiently & effectively develop solutions for next-generation technology including 450 mm
– Management depth and breadth capable of accomplishing combined goals

Lam Research Confidential Slide - 8
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The Right Fit – Our Cultures
Both companies have roots in Silicon Valley
– Headquartered in Fremont and San Jose with operations in many of the same locations
Our customer structures are essentially the same
– Our respective customer strengths will be beneficial across all product lines
Our employees share similar values and a spirit of innovation
The senior leadership will be drawn from both companies
– Martin Anstice will be the President and CEO
– Tim Archer will be the COO
– Ernie Maddock will be the CFO

Lam Research Confidential Slide - 9
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Initial Observations About Combining the Companies
Cultures are very compatible
Approach to managing the business is very similar
Fundamental organizational structures are essentially the same
Challenge facing us is to create a highly effective new organization while realizing committed synergies
We will be methodical, thoughtful, and fair about decisions relating to organizational change

Lam Research Confidential Slide - 10
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Next Steps
Strong cultural fit
Geographic proximity
Integrating management team
Integrating Board of Directors
Integration team from both companies
Focus on value creation from revenue
growth and organizational efficiencies
Areas of revenue and cost synergy
opportunities identified
Planning for Success One Team
Preparing for an efficient and successful integration

Lam Research Confidential Slide - 11
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What Does This Mean for Me Now?
“Business as usual” until the transaction closes
– Stay focused on your day-to-day goals
Ongoing organizational structure and business processes will continue
– 2012 PM&D and comp focal processes will continue as planned
– 2012 AOP process has been rescheduled; further information to come this week
– There is no change to existing OLT roles and responsibilities until further notice
Do not communicate with Novellus employees unless authorized by your
OLT or Regional executive
We will share further information about integration as it becomes available

Lam Research Confidential Slide - 12
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Where Can I Find More Information?
A link to resources for employees can be found on Lam’s intranet site under the icon:  Lam & Novellus Merger
– Employee memo
– Employee FAQs
– Video of Directors And Above meeting (by end of day Thursday)
This is a big event for us and open and clear communications is very important.
For this reason, a SharePoint site has been specifically created to address employee questions and/or comments
– Post on the SharePoint site, not on the Employee Forum

Lam Research Confidential Slide - 13
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In Closing
2011 has been a great year for Lam Research
Your passion for the products Lam manufactures, markets, and sells and your commitment to our customers’ success are key reasons why the Company accomplishes so much year after year
The character and achievements of our people make Lam Research a great company and I have tremendous confidence that Lam will continue to succeed as a great company far into the future
Relax and enjoy the holiday season with your family and friends

Lam Research Confidential Slide - 15
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How to Find Further Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam and Novellus that also constitutes a prospectus of Lam. Lam and Novellus will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam and Novellus. BEFORE MAKING ANY VOTING OR INVESTMENT
DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND
OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOM
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAM AND NOVELLUS
AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650
Cushing Parkway, Fremont, CA 94538-6401, or from Novellus, Investor Relations, 4000 North First Street,
San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam or Novellus with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.lamresearch.com and www.novellus.com, respectively.

Lam Research Confidential Slide - 16
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Cautions Regarding Forward-Looking Statements
This announcement contains, or may contain, “forward-looking statements” concerning Lam and Novellus (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform
Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-
looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Lam’s or Novellus’ operations; (iii) the effects of government regulation on Lam’s,
Novellus’ or the Merged Company’s business; (iv) future industry developments and trends; (v) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vii) assumptions underlying any of the foregoing statements.
These forward-looking statements are based upon the current beliefs and expectations of the management of Lam and Novellus and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam’s and Novellus’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the
Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the
Merger; the ability to integrate Novellus’ and Lam’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the
Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the
Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development (“R&D”) expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position;
(continued on next page)

Lam Research Confidential Slide - 17
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Cautions Regarding Forward-Looking Statements
(continued from prior page)  the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam’s and Novellus’ periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere).  Neither Lam nor Novellus can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither
Lam nor Novellus nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.
Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam, Novellus, or the
Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Lam Research Confidential Slide - 18
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Participants in the Solicitation
The directors and executive officers of Novellus and Lam may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction.  Information regarding
Lam’s directors and executive officers and their respective interests in Lam by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its
Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011.  Information regarding
Novellus’ directors and executive officers and their respective interests in Novellus by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25,
2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011.  Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.